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                                                                   EXHIBIT 10.14



     THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

NO. A-4

                        WARRANT TO PURCHASE COMMON STOCK

     Aasche Transportation Services, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Richard S. Baugh (a "Holder") or registered assigns, is entitled the holder thereof to purchase 25,000 fully paid non-assessable shares ("Warrant Shares") of common stock, $0.0001 par value per share (the "Common Stock"), of the Company, subject to the provisions set forth below, at the purchase price (the "Exercise Price") of $4.20 per Warrant Share, subject to adjustment as set forth below. The number of Warrant Shares which may be purchased under this Warrant, and the Exercise Price therefor, are subject to additional adjustment from time to time as set forth herein. Notwithstanding the foregoing, in the event the Company, for any reason, fails to close the acquisition of the municipal waste hauling business of Jack Gray Transport, Inc. by January 31, 1998, this Warrant shall be canceled and deemed null and void.

     1.   Exercise of Warrant.

          1.1. Exercise. The Holder may exercise this Warrant in whole or in part at any time until this Warrant terminates (as provided in Section 5 hereof) by the surrender of this Warrant and delivery of a duly executed Exercise Notice in the form attached hereto at the principal offices of the Company, specifying the number of Warrant Shares to be purchased and accompanied by the payment to the Company, or for the account of the Company, by cash, certified check, bank draft or wire transfer, of the full Exercise Price for such Warrant Shares.

     The Company agrees that the Warrant Shares purchased upon exercise of this Warrant shall be deemed for all purposes to be issued to the Holder exercising this Warrant as of the close of business on the date on which this Warrant is surrendered and payment is made as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten business days, after the issuance of the Warrant Shares. All certificates representing Warrant Shares may bear legends respecting restrictions under securities laws which normally appear on the Company's certificates for shares issued in private placements. In the event the Holder shall exercise this Warrant in part only, the Company shall deliver to the Holder within a reasonable time, not exceeding ten business days, after such exercise, a new Warrant (dated the date hereof) in the form of this Warrant to purchase a number of Warrant Shares equal to the number of Warrant Shares which may be purchased under this Warrant minus the number of Warrant Shares purchased by the Holder upon such exercise in part of this Warrant.

          1.2. No Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. If, upon exercise of all of this Warrant, the Holder would, except for the provisions of this Section 1.2, be entitled to receive a fractional share of Common



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Stock, then an amount equal to such fractional share multiplied by the fair market value (as reasonably determined by the Company's Board of Directors) of one share of Common Stock shall be paid by the Company in cash to such Holder.

     2. Transferability. Subject to the provisions of Section 8 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant and a properly executed assignment at the principal office of the Company. The Company will maintain a register containing the names and addresses of the Holders of this Warrant. Any Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     3.   Shares to be Issued.

          3.1. Shares to be Issued; Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly authorized, issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof other than those liens and charges attaching by or through action of the Holder. The Company further covenants and warrants that it will from time to time take all action required to assure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price per Warrant Share. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Warrant.



     4.   Adjustments to Warrant Rights.

          4.1. Split and Subdivision of Common Stock. If the Company shall split or subdivide the outstanding shares of Common Stock or pay a dividend or make a distribution with respect to Common Stock payable in additional shares of Common Stock or other securities or rights convertible into or entitling the holder thereof to receive additional shares of Common Stock, then the Exercise Price per Warrant Share shall be appropriately decreased and the number of Warrant Shares subject to this Warrant shall be appropriately increased in proportion to such increase in outstanding shares of Common Stock. Such adjustments shall be made as of the record date of such split, dividend or distribution, or if no record date is established, as of the effective date thereof.

          4.2. Combination of Common Stock. If the Company combines the outstanding shares of Common stock into a smaller number of shares, then the purchase price per Warrant Share shall be appropriately increased and the number of Warrant Shares subject to this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares of Common Stock. Such adjustment shall be made as of the record date of such combination, or if no record is established, as of the effective date thereof.

          4.3. Reorganization. If any capital reorganization or reclassification of the capital of the Company or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effective, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be


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made whereby the Holder shall thereafter have the right to purchase and receive at any time after the consummation of such transaction until the termination of this Warrant upon the basis and upon the terms and conditions specified herein and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place; and in any case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the purchase price per Warrant Share and the number of Warrant Shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall have assumed by a written instrument executed and mailed by certified mail or delivered to the Holder at the last address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     5.   Termination. This Warrant shall terminate on February 1, 2003.

     6. Rights of Holder. The Holder shall not, by virtue of this Warrant and prior to the issuance of the Warrant Shares upon due exercise hereof, be entitled to any rights of a shareholder in the Company.

     7. Investment Representation. The Holder by accepting this Warrant represents that this Warrant is acquired for the Holder's own account for investment purposes and not with a view to any offering or distribution and that the Holder has no present intention of selling or otherwise disposing of this Warrant or the shares of Common Stock obtained upon exercise thereof. The Holder further agrees that unless a current registration statement under the Securities Act of 1933, as amended (the "Securities Act") shall be in effect with respect to Company's Common Stock, the Holder, by accepting this Warrant, covenants and agrees to, at the time of exercise of any Warrant, if so requested by the Company, deliver to the Company a written statement reconfirming such Holder's investment representations made hereunder.

     8. Sale without Registration. The Holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Warrant Shares under the Securities Act or (ii) an opinion (reasonably acceptable to the Company) of counsel reasonably acceptable to the the Company, to the effect that such registration is not required under the circumstances.

    9. Replacement of Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (it being understood that a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction shall be satisfactory evidence unless the


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Company has cause to believe to the contrary) and an indemnity agreement reasonably satisfactory to the Company.

     10. Notices. All notices and other communications from the Company to the Holder shall be in writing and shall be delivered by hand, by telecopier, by overnight courier or mailed by first class, registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

     11. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Illinois without giving effect to conflicts of law principles. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of this 26th day of January, 1998.



                                    AASCHE TRANSPORTATION SERVICES, INC.



                                    By: /s/ Leon M. Monachos
                                       -----------------------------------------
                                       Leon M. Monachos, Chief Financial Officer




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                                 EXERCISE NOTICE

To:  Aasche Transportation Services, Inc.

     The undersigned owner of an accompanying Warrant hereby irrevocably exercises the option to purchase ______ shares of Common Stock, $0.0001 par value per share, of Aasche Transportation Services, Inc. in accordance with the terms of such Warrant, directs that the shares issuable and deliverable upon such purchase (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned, and makes payment in full therefor at the Exercise Price provided in such Warrant.

                                                                             (1)
                                                  ------------------------------
Date:                                             (Signature of Owner)


                                                  ------------------------------
                                                  (Street Address)


                                                  ------------------------------
                                                  (City)    (State)   (Zip Code)


Securities and/or check to be issued to:
     Name:
     Street Address:
     City, State and Zip Code:
     SSN/F.E.I.N.:

Any new Warrant to purchase Warrant Shares issuable after this partial exercise of the within Warrant to be issued to:

     Name:
     Street Address:
     City, State and Zip Code:
     SSN/F.E.I.N.:





--------
(1) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.



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================================================================================

                               FORM OF ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrant Shares constituting a part of the within Warrant not being assigned hereby) all of the right of the undersigned under the within Warrant to purchase the number of shares of Warrant Shares set forth below:

Name(s) of                                                            Number of
Assignee(s)           SSN/F.E.I.N.             Address                Warrants
----------            -----------              -------                ---------





and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of Aasche Transportation Services, Inc. maintained for the purposes, with full power of substitution in the premises.



                                                                    (2)
                                      ---------------------------------
                                      (Signature of Owner)

================================================================================





--------
(2) The signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.



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